Exhibit 10.174

                                    AGREEMENT

      THIS AGREEMENT (this "Agreement") made as of this 31st day of March, 1999 by and between CAREMATRIX OF MASSACHUSETTS, INC., a Delaware corporation ("CMI") and CCC OF NEW JERSEY, INC., a Delaware corporation ("Chancellor").

                               W I T N E S S E T H

      WHEREAS, Chancellor is the owner and operator of a certain assisted living facility (the "ALF") and is the operator of a certain skilled nursing facility (the "SNF"), both located in Park Ridge, New Jersey (collectively, the "Facilities"); and

      WHEREAS, CMI and Chancellor are parties to a certain amended And restated Management Agreement dated as of January 1, 1999 with respect to the SNF and a certain Management Agreement dated as of January 8, 1998 with respect to ALF (collectively, as each may have been amended to date, the "Management Agreements"), pursuant to which CMI provides certain management services to Chancellor with respect to the Facilities; and

      WHEREAS, pursuant to Section 19 of the Management Agreement for the ALF, CMI (or its affiliate) has the option to lease the Facility (the "ALF Lease Option"); and

      WHEREAS, Chancellor has the right and obligation to acquire the SNF, and is willing to grant CMI an option to lease the SNF upon such acquisition, upon the same terms and conditions as are contained in the ALF Lease Option (the "SNF Lease Option"; together with the ALF Lease Option, the "Lease Options");

      NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

      1.    Chancellor hereby grants the SNF Lease Option to CMI.

      2. Concurrent with the execution and delivery of this Agreement, and in connection with CMI's Lease Options, CMI has paid to Chancellor the sum of $2,500,000, as a lease commitment fee (the "Lease Commitment Fee"), representing payment in full of any and all amounts due from CMI to Chancellor with respect to the Lease Options. The Lease Commitment Fee shall be allocated between the SNF and the ALF as mutually agreed by the parties.

      3. Chancellor hereby acknowledges receipt of the Lease Commitment Fee, and agrees that the Lease Commitment Fee represents payment in full of any and all amounts due from CMI to Chancellor with respect to the Lease Options.

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      4.    In consideration of the payment of the Lease Commitment Fee, (a) the leases entered into pursuant to the Lease Options shall be triple net, with base rent equal to the debt service in effect as of the date hereof, with CMI being entitled to retain all revenue from the applicable Facilities during the terms of the respective leases, (b) any refinance or modification of such debt service which would impact such base rent, or any other financial commitment by Chancellor with respect to the Facilities which would have a financial impact on CMI, shall be subject to the prior approval of CMI, and (c) shall otherwise be substantially in the form attached hereto as Exhibit A.

      5.    Chancellor acknowledges that CMI is in possession of the Facilities.

      6. Chancellor and CMI each hereby covenant and agree to take such further actions as the other deems reasonably necessary to enable the parties to receive the respective benefits contemplated by this Agreement.

      7. This Agreement (i) shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, (ii) shall be governed by the laws of the Commonwealth of Massachusetts, and (iii) may not be modified orally, but only by a writing signed by each of CMI and Chancellor.

                         [SIGNATURES ON FOLLOWING PAGE]
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      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date and year first above written.

                                    CCC OF NEW JERSEY, INC.


                                    By: /s/ Abraham D. Gosman
                                        ----------------------------------------
                                        Name:
                                        Title:
                                        hereunto duly authorized


                                    CAREMATRIX OF MASSACHUSETTS, INC.


                                    By: /s/ David B. Currie
                                        ----------------------------------------
                                        Name: David B. Currie
                                        Title: Senior Vice President
                                        hereunto duly authorized
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                                    EXHIBIT A

With respect to the ALF, see lease dated as of October 30, 1998 by and between CCC of New Jersey, Inc. and CareMatrix of Princeton (ALF), Inc.

With respect to the SNF, see lease dated as of August 7, 1998 by and between CCC of New Jersey, Inc. and CareMatrix of Princeton (SNF), Inc.